                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

                                                                                                     Jurisdiction of
 Name                                                                                                 Incorporation
 ----                                                                                                 -------------
 Aspen Semiconductor Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware
 Cypress Semiconductor (Minnesota) Inc. (CMI)  . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware

 Cypress Semiconductor (Texas) Inc. (CTI)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware

 IC Designs, Inc. (ICD)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Washington
 Multichip Technology Incorporated (MTI) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware

 Cypress Bangkok, Inc. (CBI) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Thailand
 Cypress Export, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Barbados

 Cypress Semiconductor International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .     Delaware

 Cypress Semiconductor SARL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     France
 Cypress Semiconductor Gmbh  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Germany

 Cypress Semiconductor Italia S.r.l. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Italy
 Cypress Semiconductor K.K.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Japan

 Cypress Semiconductor AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Scandinavia

 Cypress Semiconductor Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     UK





DW2027.W42(5P3)
03/08/94                                                              -17-